UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2017

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

             000-22012                         41-1622691

(Commission File Number)(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a-b) At the Annual Shareholders meeting held on April 26, 2017, Winmark Corporation (the “Company”) submitted to vote of security-holders the following matters that received the indicated votes:

1.	Set the number of members of the Board of Directors at eight:

FOR:	2,772,707
AGAINST:	4,693
ABSTAIN:	808
BROKER NON-VOTE:	486,568

2.	Election of Directors:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
John L. Morgan	2,758,515	19,693	486,568
Lawrence A. Barbetta	2,770,018	8,190	486,568
Jenele C. Grassle	2,764,313	13,895	486,568
Brett D. Heffes	2,768,529	9,679	486,568
Kirk A. MacKenzie	2,769,955	8,253	486,568
Paul C. Reyelts	2,766,774	11,434	486,568
Mark L. Wilson	2,766,774	11,434	486,568
Steven C. Zola	2,694,804	83,404	486,568

3.	Approve an amendment to the 2010 Stock Option Plan to increase the shares available by 200,000 shares, from 500,000 to 700,000:

FOR:	2,544,861
AGAINST:	214,121
ABSTAIN:	19,226
BROKER NON-VOTE:	486,568

4.Ratify the appointment of Grant Thornton, LLP as independent registered public accounting firm for the 2017 fiscal year:

FOR:	3,250,308
AGAINST:	9,819
ABSTAIN:	4,649
BROKER NON-VOTE:	0

Item 7.01Regulation FD Disclosure

On April 26, 2017,  the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders.  The quarterly dividend of $0.11 per share will be paid on June 1, 2017 to shareholders of record on the close of business on May 10, 2017.  Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01Other Events

On April 26, 2017,  the Company announced in a press release that its Board of Directors has approved the payment of a cash dividend to its shareholders The quarterly dividend of $0.11 per share will be paid on June 1, 2017 to shareholders of record on the close of business on May 10, 2017.   Future dividends will be subject to Board approval.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1	Press Release dated April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: April 26, 2017	By:	/s/Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

to

Form 8-K

Winmark Corporation

Exhibit NumberExhibit Description

3.1	Press Release dated April 26, 2017